UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) November 2, 2004
                                                        ----------------

                              Matrix Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

        0-21231                                          84-1233716
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(Commission File Number)                       (IRS Employer Identification No.)


700 Seventeenth Street, Suite 2100
        Denver, Colorado                                          80202
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(Address of Principal Executive Offices)                        (Zip Code)

                                 (303) 595-9898
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

      This 8-K/A is filed solely to amend in its entirety Item 9.01 of Matrix Bancorp, Inc.'s (the "Company") Form 8-K filed on September 15, 2004. The Company has reclassified the sale of its subsidiary, Matrix Asset Management Corporation ("MAMC"), from discontinued operations to continuing operations.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired
            Not applicable.

      (b)   Pro Forma Financial Information

The Company's subsidiary, MAMC, sold substantially all of its assets related to its real estate management and disposition services business. After the sale, the Company has retained a 25% interest in the new company created by the purchaser.

The following unaudited pro forma condensed consolidated statements of operations presented for the six months ended June 30, 2004 and year ended December 31, 2003 is based upon the Company's historical results from operations, adjusted to reflect the impact of the sale of substantially all of the assets of MAMC and the retention of the 25% minority interest in the new company as if the sale had occurred January 1, 2003. The following unaudited pro forma condensed consolidated balance sheet presented for June 30, 2004 contains adjustments to reflect the impact of the sale of the assets of MAMC had it occurred on June 30, 2004. The adjustments include reflection of the $1.0 million of net assets of MAMC sold and the $13.5 pre-tax gain on the sale of the assets. The historic consolidated financial information presented should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company's annual report on Form 10-K for the year ended December 31, 2003, and the unaudited consolidated financial statements and notes thereto included in the Company's quarterly report on Form 10-Q for the six months ended June 30, 2004.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not indicative of any future results of operations or the results that might have occurred if the disposition had actually been completed on the indicated dates.

                      Matrix Bancorp, Inc. and Subsidiaries
            Unaudited Pro Forma Condensed Consolidated Balance Sheets
                (Dollars in thousands, except share information)

                                                      June 30, 2004
                                        -------------------------------------------
                                        As Reported     Adjustment       Pro Forma
                                                            (1)
                                        -----------     -----------     -----------

Assets
Cash and cash equivalents               $    57,243     $     9,353     $    66,596
Interest-earning deposits and
   federal funds sold                         2,111               -           2,111
Investment securities                       202,047               -         202,047
Loans held for sale, net                  1,015,389               -       1,015,389
Loans held for investment, net              291,825               -         291,825
Mortgage servicing rights, net               32,450               -          32,450
Other receivables                            33,389           1,867          35,256
FHLBank stock, at cost                       30,136               -          30,136
Foreclosed real estate                        7,677               -           7,677
Premises and equipment, net                  21,847            (592)         21,255
Bank owned life insurance                    21,113               -          21,113
Other assets, net                            21,578            (173)         21,405
                                        -----------     -----------     -----------
Total assets                            $ 1,736,805     $    10,455     $ 1,747,260
                                        ===========     ===========     ===========


Liabilities and shareholders' equity
Liabilities:
Deposits                                $   907,749      $        -     $   907,749
Custodial escrow balances                    84,836               -          84,836
FHLBank borrowings                          526,162               -         526,162
Borrowed money                               54,523               -          54,523
Junior subordinated debentures owed
  to unconsolidated subsidiary
trusts                                       66,525               -          66,525
Other liabilities                            21,998          (2,875)         19,123
Income taxes payable and deferred
  income tax liability                          815           5,302           6,117
                                        -----------     -----------     -----------
Total liabilities                         1,662,608           2,427       1,665,035
                                        -----------     -----------     -----------

Commitments and contingencies

Shareholders' equity:
Common stock                                      1               -               1
Additional paid-in capital                   20,625               -          20,625
Retained earnings                            54,024           8,028          62,052
Accumulated other
  comprehensive income                         (453)              -            (453)
                                        -----------     -----------     -----------
Total shareholders' equity                   74,197           8,028          82,225
                                        -----------     -----------     -----------

Total liabilities and
   shareholders' equity                 $ 1,736,805     $    10,455     $ 1,747,260
                                        ===========     ===========     ===========

                      Matrix Bancorp, Inc. and Subsidiaries
             Unaudited Pro Forma Condensed Statements of Operations
                (Dollars in thousands, except share information)

                                                Six Months Ended June 30, 2004                Year Ended December 31, 2003
                                            As Reported    Adjustment    Pro Forma        As Reported    Adjustment     Pro Forma
                                                              (2)                                           (2)
Total interest and dividend income         $     35,318   $         -        35,318      $     73,707  $         -    $   73,707
Total interest expense                           14,684             -        14,684            31,999            -        31,999
                                           -----------------------------------------     ----------------------------------------
Net interest income before provision
   for loan and valuation losses                 20,634             -        20,634            41,708            -        41,708
Provision for loan and valuation losses           1,744             -         1,744             3,641            -         3,641
                                           -----------------------------------------     ----------------------------------------
Net interest income after provision
   for loan and valuation losses                 18,890             -        18,890            38,067            -        38,067
                                           -----------------------------------------     ----------------------------------------

Noninterest income:
  Loan administration                             8,395             -         8,395            21,668            -        21,668
  Brokerage                                       5,459             -         5,459            10,873            -        10,873
  Trust services                                  3,839             -         3,839             6,781            -         6,781
  Real estate disposition services                5,466       (5,130)           336             6,624      (6,367)           257
  Gain on sale of loans and securities            2,369             -         2,369            14,267            -        14,267
  School services                                 1,470             -         1,470             2,420            -         2,420
  Other                                           8,894           389         9,283             6,696          341         7,037
                                           -----------------------------------------     ----------------------------------------
Total noninterest income                         35,892       (4,741)        31,151            69,329      (6,026)        63,303
                                           -----------------------------------------     ----------------------------------------

Noninterest expense:
  Compensation and employee benefits             17,746       (2,685)        15,061            34,984      (3,246)        31,738
  Amortization of mortgage servicing
rights                                            9,164             -         9,164            32,497            -        32,497
  Occupancy and equipment                         3,122         (212)         2,910             6,172        (317)         5,855
  Postage and communication                       1,118         (122)           996             2,435        (177)         2,258
  Professional fees                               1,643          (80)         1,563             3,357        (194)         3,163
  Data processing                                 1,259           (6)         1,253             2,860         (12)         2,848
  Impairment on (recovery of)
      mortgage servicing rights                   (944)             -         (944)           (2,950)            -       (2,950)
  Other general and administrative               14,499         (417)        14,082            31,613      (1,045)        30,568
                                           -----------------------------------------     ----------------------------------------
Total noninterest expense                        47,607       (3,522)        44,085           110,968      (4,991)       105,977
                                           -----------------------------------------     ----------------------------------------


Income (loss) from continuing
   operations before income taxes                 7,175       (1,219)         5,956           (3,572)      (1,035)       (4,607)
Income tax provision (benefit)                    2,147         (522)         1,625           (2,575)        (423)       (2,998)
                                           -----------------------------------------     ----------------------------------------
Income (loss) from continuing operations          5,028         (697)         4,331             (997)        (612)       (1,609)
                                           -----------------------------------------     ----------------------------------------

Discontinued operations, net of income
tax                                                 137             -           137             3,322            -         3,322
                                           -----------------------------------------     ----------------------------------------

Net income (loss)                          $      5,165   $     (697)         4,468      $      2,325  $     (612)    $    1,713
                                           =========================================     == =====================================

Income (loss) from continuing
  operations per share - basic             $       0.77   $    (0.11)          0.66      $     (0.15)  $    (0.10)    $   (0.25)
                                           -----------------------------------------     ----------------------------------------
Income (loss) from continuing
  operations per share - assuming
dilution                                   $       0.76   $    (0.11)          0.65      $     (0.15)  $    (0.10)    $   (0.25)
                                           -----------------------------------------     ----------------------------------------

Income (loss) from discontinued
  operations per share - basic             $       0.02   $         -          0.02      $       0.51  $         -    $     0.51
                                           -----------------------------------------     ----------------------------------------
Income (loss) from discontinued
   Operations per share - assuming
dilution                                   $       0.02   $         -          0.02      $       0.51  $         -    $     0.51
                                           -----------------------------------------     ----------------------------------------

Net income (loss) per share - basic        $       0.79   $    (0.11)          0.68      $       0.36  $    (0.10)    $     0.26
                                           =========================================     == =====================================

Net income (loss) per share - assuming
dilution                                   $       0.78   $    (0.11)          0.67      $       0.36  $    (0.10)    $     0.26
                                           =========================================     == =====================================

                     Matrix Bancorp, Inc. and Subsidiaries
    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1. Balance sheet adjustments reflect the impact of the sale of the net assets of Matrix Asset Management Corporation, including accounts receivable, premises and equipment, other assets and other liabilities, and reflects the payment of cash and notes received for the sale of the assets.

2. Adjustments to noninterest income and noninterest expenses represent revenues and expenses of the real estate distribution services business line of Matrix Asset Management Corporation during the periods indicated, and the pro forma equity pickup of the operations as if the sale had occurred as of January 1, 2003.

      (c)   Exhibits.

      10.1  Contribution  and Sale  Agreement,  by and among First American Real
            Estate  Solutions  LLC,  Matrix  Bancorp,   Inc.  and  Matrix  Asset
            Management Corporation, effective as of August 31, 2004.*

      99.1 Press Release, dated September 13, 2004, announcing the partial divesture of Matrix Asset Management Corporation.*

*Previously filed.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 4, 2004


                                     MATRIX BANCORP, INC.


                                     By:  /s/ David Kloos
                                        ----------------------------------------
                                     Name:  David W. Kloos
                                          --------------------------------------
                                     Title: SVP, CFO
                                           -------------------------------------

                                  EXHIBIT INDEX


Exhibit No.        Description

10.1        Contribution  and Sale  Agreement,  by and among First American Real
            Estate  Solutions  LLC,  Matrix  Bancorp,   Inc.  and  Matrix  Asset
            Management Corporation, effective as of August 31, 2004.*


99.1 Press Release, dated September 13, 2004, announcing the partial divesture of Matrix Asset Management Corporation.*


*Previously filed.